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                                  EXHIBIT 99.2

              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended August 31, 2002 of Arrow International, Inc., a Pennsylvania corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marlin Miller, Jr., the Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Marlin Miller, Jr.
                                           --------------------------------
                                           Marlin Miller, Jr.
                                           Chairman and
                                           Chief Executive Officer
                                          (Principal Executive Officer)

                                           November 22, 2002


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